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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) November, 2003


                            CTI GROUP (HOLDINGS) INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     000-10560              51-0308583
-------------------------------  ------------------------  -------------------
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                     Identification No.)



                            ------------------------


                       333 North Alabama Street, Suite 240
                             Indianapolis, IN 46204
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                    (Address of principal executive offices)


                                 (317) 262-4666
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                        (Registrant's telephone number,
                              including area code)


                                 Not Applicable
                    ----------------------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 9.  REGULATION FD DISCLOSURE

         In the November, 2003 issue of BILLING WORLD & OSS TODAY, it was reported in an article concerning the Registrant's patented technology that, among other information, the Registrant's Chief Executive Officer predicted that the Registrant would receive at least $170 million in license fees in connection with the Registrant's enforcement activities with respect to the unlicensed use of the Registrant's technology. Such statement was incorrect. The Registrant cannot predict what amount, if any, the Registrant may obtain in license fees in connection with its enforcement of its rights to its technology, nor should investors rely on any information contained in the article. The article was not an authorized release by the Registrant and the Registrant disclaims any ownership of the article.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CTI GROUP (HOLDINGS) INC.
                                            (Registrant)


Date:    December 10 , 2003                 By:   /s/ Manfred Hanuschek
                                                  ------------------------------
                                                  Name:  Manfred Hanuschek
                                                  Title: Chief Financial Officer


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